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                                                                   EXHIBIT 10.23

              AMENDMENT NUMBER ONE TO LOAN AND SECURITY AGREEMENT


     This Amendment Number One to Loan and Security Agreement
("Amendment") is entered into as of February 28, 2001, by and among FOOTHILL CAPITAL CORPORATION, a California corporation, as Agent and Lender ("Foothill"), and LESLIE'S POOLMART, INC., a Delaware corporation and LESLIE'S POOL BRITE, INC., a CALIFORNIA corporation (`Borrowers"), in light of the Following:

     A. Borrowers and Foothill have previously entered into that certain Loan and Security Agreement, dated as of June 22, 2000 (the "Agreement").

     B. Borrowers and Foothill desire to amend the Agreement as provided for and on the conditions herein.

NOW, THEREFORE, Borrowers and Foothill hereby amend and Supplement the Agreement as follows:

     1.  DEFINITIONS.  All initially capitalized items used in this
         ------------
Amendment shall have the meanings given to them in the Agreement unless specifically defined herein.

     2.  AMENDMENTS.
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         (a)  Section 7.13(c)(y) of the Agreement is amended to read as
Follows:

        "(y) loans by a Borrower to employees which do not exceed $500,000 in the aggregate at any time, and"


     3.    REPRESENTATIONS AND WARRANTIES.     Each Borrower hereby affirms
           ------------------------------
to Foothill that all of such Borrower's representations and warranties set forth in the Agreement are true, complete and accurate in all respects as of the date hereof.

     4.    NO DEFAULTS.   Borrowers hereby affirm to Foothill that no
           -----------
Event of Default has occurred and is continuing as of the date hereof.


     5.  CONDITION PRECEDENT.   The effectiveness of this Amendment is expressly
         -------------------
conditioned upon receipt by Foothill of an executed copy of this Amendment.

     6.  COSTS AND EXPENSES.   Borrower shall pay to Foothill all of
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Foothill's out-of-pocket costs and expenses (including, without limitation, the fees and expenses of its counsel, which counsel may include any local counsel deemed necessary, search fees, filing and recording fees, documentation fees, appraisal fees, travel expenses,

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and other fees) arising in connection with the preparation, execution, and delivery of this Amendment and all related documents.

     7.  LIMITED EFFECT.   In the event of a conflict between the terms and
         --------------
provisions of this Amendment and the terms and provisions of the Agreement, the terms and provisions of this Amendment shall govern. In all other respects, the Agreement, as amended and supplemented hereby, shall remain in full force and effect.

     8.  COUNTERPARTS; EFFECTIVENESS.   This Amendment may be executed in any
         ---------------------------
number of counterparts and by different parties on separate counterparts, each of which when so executed and delivered shall be deemed to be an original. All such counterparts, taken together, shall constitute but one and the same Amendment. This Amendment shall become effective upon the execution of a Counterpart of this Amendment by each of the parties hereto.


       IN WITNESS WHEREOF,    the parties hereto have executed this
Amendment as of the date first set forth above.

                                   FOOTHILL CAPITAL CORPORATION,
                                   A California corporation


                                   By:   /s/   Robert Castine
                                      ---------------------------
                                      Robert Castine
                                      Vice President



                                   PNC BANK, N.A.,
                                   a national banking association


                                   By:  /s/  Pete Martinez
                                      ---------------------------
                                      Pete Martinez
                                      Vice President



                                   LESLIE'S POOLMART, INC.,
                                   a Delaware corporation


                                   By: /s/ Donald J. Anderson
                                      ----------------------------
                                      Donald J. Anderson
                                      Executive Vice-President and
                                      Chief Financial Officer


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